UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2006

WESTLAND DEVELOPMENT CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

New Mexico

(State or Other Jurisdiction of Incorporation)

0-7775	85-0165021
Commission File Number)	(IRS Employer Identification No.)

401 Coors Blvd., NW Albuquerque, New Mexico	87121
(Address of Principal Executive Offices)	(Zip Code)

(505) 831-9600

(Registrant’s Telephone Number, Including Area Code)

_______________N/A_________________

(Former Name or Former Address, if Changed Since Last Reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

Item 1.01.	Entry Into a Material Definitive Agreement.

As previously reported, on September 30, 2005, Westland Development Co., Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ANM Holdings, Inc. ( “ANM”), providing for the merger of the Company with and into ANM (the “Merger”).

Effective February 1, 2006, the Company and ANM executed an Amended and Restated Agreement and Plan of Merger (“Amended Agreement”) to reflect the completion of some of the requirements and to define new terms under which the Amended Agreement would go forward to conclusion or termination.

Most of the substantive provisions of the Merger Agreement have been retained in the Amended Agreement. Pursuant to the terms of the Amended Agreement, the purchase of the outstanding shares can only happen if holders of at least 2/3 of the outstanding shares of both the no par value and Class B shares are voted in favor of the Merger. In addition, if the owners of more than 5% of all such outstanding shares perfect any dissenters' rights to which they may be entitled, ANM would not be required to complete the Merger. If holders of more than 1/3 of such shares do not vote in favor of the merger or if holders of 5% or more of the shares perfect dissenters' rights and ANM chooses not to complete the Merger, the Merger will fail. In that event, Westland will promptly call a shareholder’s meeting for the purpose of electing three Class C Directors whose terms will expire in 2008.

The Amended Agreement continues to provide that at the effective time of the Merger each share of the Company’s common stock issued and outstanding will be converted into the right to receive $200.00 in cash (the “Merger Consideration”). The material changes in the Amended Agreement relate to the requirements for closing. ANM must be satisfied with its due diligence, and that diligence includes the review of a new survey and title report being prepared relative to all of the Company’s lands. It is anticipated that ANM’s due diligence will be completed by approximately March 31, 2006. By that date, if ANM is satisfied with the results of its due diligence, ANM will certify in writing to the Company that it is prepared to complete the merger transaction. The Company will, as promptly as practicable, file a proxy statement with the SEC setting out the terms of the Merger. Upon completion of the SEC review the proxy material will be mailed to the shareholders of record as of a record date yet to be determined and will state the date, time and location of the special shareholder’s meeting at which the merger will be considered and voted upon. It is now anticipated that the special shareholders’ meeting will be held sometime during the first weeks of April, 2006, but there are certain conditions that could delay the meeting beyond that anticipated time.

The Amended Merger Agreement and the transactions contemplated by the Amended Merger Agreement have been unanimously approved by the Company’s Board of Directors, all of whom have agreed to vote all of the Westland shares owned by them for the Merger. The consummation of the Merger is conditioned upon customary closing conditions, including, as stated above, the approval of holders of common shares of each class of company shares, but contains no financing contingencies. While the Amended Agreement continues to restrict the Company’s ability to solicit other proposals, the agreement permits the Company to consider unsolicited proposals. The Amended Agreement continues to contain certain termination rights for both ANM and the Company and provides that upon termination of the Merger Agreement under certain circumstances, the Company may be required to pay ANM a break-up fee of $5 million.

The $5,000,000 deposit made in connection with the Merger Agreement remains on deposit with Mellon Bank as security for the performance of ANM’s obligations under the Amended Merger Agreement. There is no assurance that this proposed merger will occur. It is dependent upon the owners of two thirds of each class of Westland’s outstanding common shares voting to approve both the Merger Agreement and an amendment to Westland’s Articles of Incorporation to remove a restriction against ownership by any person not a lineal descendant of an Incorporator of the Town of Atrisco New Mexico. The proposed merger may be terminated under certain circumstances which would result in the return of the deposit to ANM.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Agreement, a copy of which if filed as Exhibit 2.2 hereto, and by this reference made a part hereof.

Cautionary Statements

The Amended Agreement has been attached to this Form 8-K as an exhibit to provide investors with information regarding its terms. Except for their status as contractual documents that establish and govern the legal relations among the parties with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants made by the parties in the Amended Agreement are qualified, including by information in the schedules referenced in the Amended Agreement that the Company delivered in connection with the execution of the Merger Agreement and Amended Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Amended Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, they may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger of the Company, the Company intends to file relevant materials with the Securities and Exchange Commission, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE

URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ANM AND THE MERGER. The proxy statement and other relevant materials (when they become available) and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by contacting Westland Development Co., Inc. Investor Relations at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., Investor Relations, 401 Coors Blvd, NW, Albuquerque, NM 87121. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

The Company and its executive officers and directors may be deemed to be participating in the solicitation of proxies from the security holders of the Company in connection with the Merger. Information about the executive officers and trustees of the Company and the number of the Company’s common shares beneficially owned by these persons is set forth in Westland’s Form 10-KSB Annual Report, which was filed with the SEC on September 28, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 30, 2005, between Westland Development Co., Inc. and ANM Holdings, Inc., incorporated herein by reference.
2.2	Amended and Restated Agreement and Plan of Merger dated February 1, 2006, between Westland Development Co., Inc. and ANM Holdings, Inc., filed with this Form 8-K Current Report.
99.1	October 3, 2005 Press Release incorporated herein by reference.
99.2	December 7, 2005 Press Release incorporated herein by reference
99.3	December 27, 2005 Press Release Incorporated herein by reference.
99.4	February 6, 2006 Press Release filed with this Form 8-K Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAND DEVELOPMENT CO., INC.

Dated: February 6, 2006	By:	/S/ Barbara Page
Barbara Page Title: President

EXHIBIT INDEX

Exhibit No.	Description

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated September 30, 2005, between Westland Development Co., Inc. and ANM Holdings, Inc., incorporated herein by reference.
2.2	Amended and Restated Agreement and Plan of Merger dated February 1, 2006, between Westland Development Co., Inc. and ANM Holdings, Inc., filed with this Form 8-K Current Report.
99.1	October 3, 2005 Press Release incorporated herein by reference.
99.2	December 7, 2005 Press Release incorporated herein by reference
99.3	December 27, 2005 Press Release Incorporated herein by reference.
99.4	February 6, 2006 Press Release filed with this Form 8-K Current Report.

Exhibit 2.2 Amended Agreement and Plan of Merger dated February 1, 2006.

Exhibit 99.4

FOR IMMEDIATE RELEASE –February 6, 2006

Westland Development Co., Inc. (“Westland”) reports that effective February 1, 2006, it entered into an Amended and Restated Plan of Merger Agreement (the “Amended Merger Agreement’) with ANM Holdings, Inc. (“ANM”),

The Amended Merger Agreement continues to be conditioned upon customary closing conditions, and requires of the affirmative approval of holders of two-thirds of Westland’s outstanding No-Par and Class B common shares, each voting as a class, to approve the sale contemplated by the Merger. The Amended Merger Agreement continues to contain no financing contingencies and continues to contain termination rights for both ANM and Westland and continues to provide that upon termination of the Amended Merger Agreement under certain circumstances, Westland may be required to pay ANM a break-up fee of $5 million.

The Amended Merger Agreement continues to provide that at the effective time of the Merger each share of the Company’s common stock issued and outstanding will be converted into the right to receive $200.00 in cash (the “Merger Consideration”). The material changes in the Amended Merger Agreement relate to the requirements for closing. ANM must be satisfied with its due diligence, and that diligence includes the review of a new survey and title report being prepared relative to all of the Company’s lands. It is anticipated that ANM’s due diligence will be completed by approximately March 31, 2006. By that date, if ANM is satisfied with the results of its due diligence, ANM will certify in writing to the Company that it is prepared to complete the merger transaction. The Company will, as promptly as practicable, prepare and file with the SEC a proxy statement setting out the terms of the merger. Upon completion of the SEC review the proxy material will be mailed to the shareholders of record as of a record date yet to be determined and will state the date, time and location of the special shareholder’s meeting at which the merger will be considered and voted upon. It is now anticipated that the special shareholders’ meeting will be held sometime during the first weeks of April, 2006, but there are certain conditions that could delay the meeting beyond that anticipated time.

Westland is a land holding and developing company that owns undeveloped land on Albuquerque’s west side. It is now believed that when the survey is completed the total acreage owned by Westland will be approximately 55,000 acres. In the past Westland estimated the number of acres that it owned as approximately 57,000 acres. Westland was formerly called the Town of Atrisco, a community land grant which was the successor the successor to the Spanish Land Grant called the Atrisco Grant.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Merger Agreement which will be provided with the Proxy Statement that will be distributed to Westland’s shareholders.

In connection with the proposed Merger, Westland intends to file relevant materials with the Securities and Exchange Commission, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF WESTLAND ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESTLAND AND THE MERGER. The proxy statement and other relevant materials (when they become available) and any other documents filed by Westland with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Westland by contacting Westland Development Co., Inc. Investor Relations at (505) 831-9600 or by written request mailed to Westland Development Co., Inc., Investor Relations, 401 Coors Blvd, NW, Albuquerque, NM 87121. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger.

Westland and its executive officers and directors may be deemed to be participating in the solicitation of proxies from the security holders of Westland in connection with the Merger. Information about the executive officers and trustees of Westland and the number of Westland’s common shares beneficially owned by these persons is set forth in Westland’s Form 10-KSB/A Annual Report for the year ended June 30, 2005, which was filed with the SEC on September 30, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of Westland and its executive officers and directors in the Merger by reading the proxy statement regarding the Merger when it becomes available.

Statements about the expected timing, completion and effects of the Merger and all other statements in this release other than historical facts constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Westland may not be able to complete the Merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval or the failure to satisfy the other closing conditions. These factors will be more fully described in the proxy statement that Westland intends to file with the Securities and Exchange Commission.